Wave Life Sciences Corporate Presentation August 10, 2020 Exhibit 99.2

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Building a leading genetic medicines company Innovative platform Stereopure oligonucleotides Backbone modifications Allele-selectivity Novel modalities (ADAR) Foundational stereochemistry IP Foundation of NEUROLOGY programs Huntington’s disease ALS / FTD Ataxias Parkinson’s disease Alzheimer’s disease Clinical development expertise Multiple global clinical trials ongoing across eight countries Innovative trial designs Manufacturing Established internal manufacturing capabilities to produce oligonucleotides at scale Cash runway into 3Q 2021, including expected and committed cash from collaborations ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia

Innovative pipeline led by neurology programs

THERAPEUTIC AREA	TARGET	DISCOVERY	PRECLINICAL	CLINICAL	ESTIMATED U.S. PREVALENCE*	PARTNER
NEUROLOGY						
Huntington's disease	**WVE-120101** mHTT SNP1			Phase 1b/2a and OLE	~10,000 / ~35,000	Takeda 50:50 option
	WVE-120102 mHTT SNP2			Phase 1b/2a and OLE	~10,000 / ~35,000	Takeda 50:50 option
	mHTT SNP3				~8,000 / ~30,000	Takeda 50:50 option
ALS and FTD	C9orf72				~1,800 (ALS) ~7,000 (FTD)	Takeda 50:50 option
SCA3	ATXN3				~4,500	Takeda 50:50 option
CNS diseases	Multiple†					Takeda milestones & royalties
ADAR editing	Multiple					100% global
HEPATIC						
ADAR editing	Undisclosed					100% global
OPTHALMOLOGY						
Retinal diseases	USH2A and RhoP23H					100% global

WAVE LIFE SCIENCES

*Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington's disease, numbers approximate manifest and pre-manifest populations, respectively.
†During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time.
ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; SCA3: Spinocerebellar ataxia 3 CNS: Central nervous system; OLE: Open-label extension

4

HD portfolio Huntington’s Disease

Neuro HD

Huntington's disease: a hereditary, fatal disorder

- Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal
- No approved disease-modifying therapies
- Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain
- Wild-type (healthy) HTT protein critical for neuronal function; evidence suggests wild-type HTT loss of function plays a role in Huntington's disease
- 30,000 people with Huntington's disease in the US; another 200,000 at risk of developing the condition


DNA
CAG Repeat
RNA
wild-type (healthy) allele
Normal CAG Repeat
RNA
mutant allele
Expanded CAG Repeat
Healthy protein (HTT)
Mutant protein (mHTT)

Sources: Auerbach W, et al. *Hum Mol Genet.* 2001;10:2515-2523. Dragatsis I, et al. *Nat Genet.* 2000;26:300-306. Leavitt BR, et al. *J Neurochem.* 2006;96:1121-1129. Nasir J, et al. *Cell.* 1995;81:811-823. Reiner A, et al. *J Neurosci.* 2001;21:7608-7619. White JK, et al. *Nat Genet.* 1997;17:404-410. Zeitlin S, et al. *Nat Genet.* 1995;11:155-163. Carroll JB, et al. *Mol Ther.* 2011;19:2178-2185. HDSA 'What is Huntington's disease?' https://hdsa.org/what-is-hd/overview-of-huntingtons-disease/ Accessed: 11/2/18.; Becanovic, K., et al., Nat Neurosci, 2015. 18(6): p. 807-16. Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005. 14(10): p. 1379-92.; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006. 7: p. 80.

WAVE LIFE SCIENCES

6

Evidence suggests wild-type or healthy HTT is neuroprotective in an adult brain Transport of key neurotrophic factors such as brain-derived neurotrophic factor (BDNF) are regulated by wtHTT levels Relative proportion of wild-type to mutant protein is critical Increased amount of wild-type protein relative to mutant HTT may result in slower disease progression (measured by age-at-onset) Patients with lack of wild-type have significantly more severe disease (measured by disease progression after symptom onset) Importance of wild-type huntingtin (wtHTT) in HD Neuro HD Huntington’s disease (HD) may be caused by a dominant gain of function in mutant HTT and a loss of function of wtHTT protein Sources: Van Raamsdonk, J.M., et al., Hum Mol Genet, 2005; Van Raamsdonk, J.M., et al., BMC Neurosci, 2006; Becanovic, K., et al., Nat Neurosci, 2015; Saudou, F. and S. Humbert, The Biology of Huntingtin. Neuron, 2016; Gauthier, L.R., et al., Cell, 2004; Caviston, J.P. and E.L. Holzbaur, Trends Cell Biol, 2009; Ho, L.W., et al., J Med Genet, 2001, Zuccato et al., Science 2001; Zuccato et al., Brain Pathol 2007; Marullo et al. Genome Biol 2010; Squitieri et. al, Brain 2003 BDNF TrkB ERK CREB transport BDNF Neuroprotection

Nature publication contributes to weight of evidence on importance of wild-type huntingtin Poplawski et al., Nature, April 2019; Htt: Huntingtin protein Conditional knock-out of Htt in 4-month old mice (post-neuronal development) Results suggest that: Htt plays a central role in the regenerating transcriptome (potentially influencing genes such as NFKB, STAT3, BDNF) Htt is essential for regeneration Indeed, conditional gene deletion showed that Htt is required for neuronal repair. Throughout life, neuronal maintenance and repair are essential to support adequate cellular functioning Neuro HD

Increasing evidence on the importance of wtHTT in HD pathogenesis, CNS and systemic health Striatum-specific defect in synaptic vesicle endocytosis that was not corrected by total lowering of HTT Corrected by overexpression of wild-type protein Striatal projection neurons require HTT for motor regulation, synaptic development, cell health, and survival during aging Loss of HTT function could play a critical role in HD pathogenesis wtHTT in HD highlighted at CHDI 15th Annual HD Therapeutics Conference: HTT LOWERING: EXPLORING DISTRIBUTION, TIMING, AND SAFETY (LOSS OF FUNCTION) Key points discussed at meeting: wtHTT has numerous critical functions throughout life (e.g., intracellular trafficking, cell-cell adhesion, BDNF transport) Near elimination of mouse wtHtt detrimental regardless of when suppression begins Specific brain regions, e.g., STN, may be particularly vulnerable to wtHTT lowering Mouse Htt lowering can lead to thalamic, hepatic, pancreatic toxicity HTT LoF mutations highly constrained in human population, suggesting selection against LoF mutations Recent publications on wtHTT LoF as a likely driver of HD pathogenesis LoF: Loss of function; wtHTT: wild-type huntingtin; HD: Huntington’s disease; STN: subthalamic nucleus Neuro HD

Wild-type HTT in the cortex appears critical for striatal health Presented by Dr. Frederic Saudou at Wave’s Analyst and Investor Research Day on October 7, 2019 Virlogeux et al., Cell Reports 2018 Neuro HD Neuron Type Genetic Status Compartment Cortical Striatal Network Status Functional Dysfunctional Post-synaptic Synaptic Presynaptic Status of the presynaptic compartment determines the integrity of the network

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including Huntington’s disease (HD) Potential to provide treatment for up to 80% of HD population Wave approach: novel, allele-selective silencing Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Neuro HD Aims to lower mHTT transcript while leaving healthy wild-type HTT relatively intact Allele-selectivity possible by targeting SNPs associated with expanded long CAG repeat in HTT gene RNase H and ASO:RNA RNA mutant allele

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

Neuro HD

Demonstrated delivery to brain tissue

- WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection


CIC = cingulate cortex
CIC
CNhead
In Situ Hybridization
ViewRNA stained
tissue

Red dots are WVE-120101 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex


CN = caudate nucleus
CN
In Situ Hybridization
ViewRNA stained
tissue

Red dots are WVE-120102 oligonucleotide

Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus

WAVE LIFE SCIENCES

Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington's disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

13

Safety profile supported addition of higher dose cohorts PRECISION-HD clinical trials Single Dose Multidose 196 1 Washout CSF sample Dose 28 56 84 112 Study Day* 140 OLE 2 mg 4 mg 8 mg 16 mg 32 mg PRECISION-HD2 and PRECISION-HD1 data, including 32 mg cohorts and OLE data, expected in 1Q 2021 Multidose Cohorts (N = 12 per cohort) PRECISION-HD2 interim data (2-16 mg cohorts pooled) OLE: Open label extension; CSF: cerebrospinal fluid; mHTT: mutant huntingtin; wtHTT: wild-type HTT; tHTT: total HTT * Study day may vary depending on patient washout period 1Hodges-Lehmann non-parametric shift estimates of the difference between treatment and placebo, p<0.05 (Wilcoxon-Mann-Whitney non-parametric significance test); 3 Multiple Contrast Test (MCT), p=0.03; Interim data announced December 2019 Biomarker Effects Two Phase 1b/2a clinical trials for WVE-120101 and WVE-120102 ongoing Patients are migrated to highest dose tested Reduction in mHTT (-12.4%1); Analysis across groups suggests dose response at highest doses3 No change in total HTT Not all patients had reached Day 140 at interim analysis Neuro HD

Neuro HD

Three allele-selective HD programs

Potential to address ~80% of HD patient population



% Huntington's Disease Patient Population with SNP
SNP1
~50%
SNP2
~50%
SNP3
~40%
SNP1
SNP2
~70%
SNP1
SNP2
SNP3
~80%
+10% of HD patients vs. SNP1 + SNP2
0
20
40
60
80
100

Intend to explore efficacy in early manifest and pre-manifest HD patient populations

WAVE LIFE SCIENCES

15

Neuro HD

SNP3 program approaching clinical development

Potent mutant *HTT* knockdown activity in homozygous iCell neurons


Relative HTT expression
100
75
50
25
0
0.01
0.1
1
10
100
Concentration (µM)
Pan-silencing active comparator
Wave SNP3 Compound-1
Wave SNP3 Compound-2

No loss of selectivity with increasing concentrations


Relative HTT mRNA expression
Pan-silencing active comparator
Wave SNP3 Compound-1
Wave SNP3 Compound-2
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-3
-2
-1
0
1
2
Log10 (µM compound concentration)
wtHTT mRNA
mHTT mRNA

Knockdown persists for 12 weeks in BACHD mouse model


Cortex
Relative percentage mHTT expression
120
100
80
60
40
20
0
Weeks
2 4 8 12
2 4 8 12
2 4 8 12
2 4 8 12
***
**
****
PBS
Pan-silencing active comparator
Wave SNP3 Compound 1
Wave SNP3 Compound 2

Similar knockdown achieved in striatum

Clinical development expected to initiate with CTA submission in 4Q 2020

WAVE LIFE SCIENCES

Data presented at CHDI Foundation's 15th Annual HD Therapeutics Conference Feb 24-27, 2020; See poster for full dataset. CTA: clinical trial application

[Figure on right] Statistics: All oligo treatment groups statistically significantly different from PBS; One-way ANOVA ****, P≤0.0001. SNP3 Compound-1 and Compound-2 significantly different from pan-silencing active comparator at 8, 12 weeks ***, P<0.005; **P=0.001."

16

C9orf72 program Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

Neuro C9orf72

C9orf72: a critical genetic risk factor

- C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons
- C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of toxic RNA and dipeptide repeat proteins that accumulate in CNS tissue
- First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD
- Most common mutation identified associated with familial ALS and FTD
- Measurement of dipeptide biomarker in CSF has potential to accelerate drug development


C9orf72
GGGGCCGGGGCCGGG
expanded
GGGGCC
repeat
hexanucleotide
repeat transcript

Source: DeJesus-Hernandez M, Mackenzie IR, Boeve BF, et al. *Neuron.* 2011;72:245-256. Renton AE, Majounie E, Waite A, et al. *Neuron.* 2011;72:257-268.

18

Neuro C9orf72

Targeting patients with C9orf72 genetic mutations

Amyotrophic lateral sclerosis (ALS)

- Fatal neurodegenerative disease; progressive degeneration of motor neurons in brain and spinal cord
- Affects ~15,000-20,000 people in US; Median survival of 3Y
- C9orf72 is present in ~40% of familial ALS and 8-10% of sporadic ALS; most common demonstrated mutation related to ALS


Familial
FUS
TARDBP
C9ORF72
SOD1
~40%
OPTN, VCP, SQSTM1, PFN1, UBQLN2
~10% Familial
Unknown


Sporadic
FUS
TARDBP
C9ORF72
SOD1
~8-10%
OPTN, VCP, SQSTM1, PFN1, UBQLN2
~90% Sporadic
Unknown

Frontotemporal dementia (FTD)

- Progressive neuronal atrophy with loss in frontal and temporal cortices; personality / behavioral changes, gradual impairment of language skills
- Affects ~55,000 people in the US; 2nd most common form of early-onset dementia in people <65 years
- Up to 50% of FTD patients have a family history of dementia


Familial
Other
C9ORF72
~38%
10% - 50% Familial


Sporadic
Other
C9ORF72
~6%
50% - 90% Sporadic

WAVE™ LIFE SCIENCES

ALS: Renton AE, Chiò A, Traynor BJ. State of play in amyotrophic lateral sclerosis genetics. *Nat Neurosci*. 2014;17:17–23.; FTD: Stevens M, et al. Familial aggregation in frontotemporal dementia. *Neurology*. 1998;50:1541-1545. Majounie E, et al. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. *Lancet Neurol*. 2012;11:323-330.

19

Neuro C9orf72

C9orf72 program: Selective silencing *in vivo* of expanded C9orf72 repeat transcripts and DPRs

- Hexanucleotide repeat drives the formation and accumulation of toxic RNA and dipeptide repeat proteins (DPRs) that accumulate in CNS tissue
- **Wave's approach:** Selectively silence the repeat containing transcript while minimizing the impact on C9orf72 protein

Potent *in vivo* knockdown of repeat containing transcripts and DPRs | **Protein preservation**


Spinal Cord
Cortex
Repeat-containing transcripts
Relative fold change C9orf72 V3/mHPRT
1.5
1.0
0.5
0.0
week 2 4 8 2 4 8
****
PBS
C9orf72 candidate
DPRs
Relative Poly-GP levels (normalized to PBS)
2.0
**
Total C9orf72 protein (8 weeks)
C9orf72/mHPRT/PBS
NS

Clinical development expected to initiate with CTA submission in 4Q 2020

WAVE LIFE SCIENCES

CTA: clinical trial application; Experimental description: 2 x 50 ug on day 1 and day 8; mRNA Samples were analyzed using quantitative PCR (Taqman assay), Protein samples were measured by Western Blot. Dipeptide repeat proteins were measured by Poly-GP MSD assay.

20

PRISM Platform

Through iterative analysis of in vitro and in vivo outcomes and artificial intelligence-driven predictive modeling, Wave continues to define design principles that are deployed across programs to rapidly develop and manufacture clinical candidates that meet pre-defined product profiles DESIGN Unique ability to construct stereopure oligonucleotides with one defined and consistent profile Enables Wave to target genetically defined diseases with stereopure oligonucleotides across multiple therapeutic modalities OPTIMIZE A deep understanding of how the interplay among oligonucleotide sequence, chemistry, and backbone stereochemistry impacts key pharmacological properties SEQUENCE STEREOCHEMISTRY CHEMISTRY

PRISM enables optimal placement of backbone stereochemistry

Crystal structure confirms phosphate-binding pocket of RNase H binds 3’-SSR-5’ motif in stereopure oligonucleotide – supports design strategy for Wave oligonucleotides



Target RNA
Stereopure Oligonucleotide
(C9orf72 compound)
+
+
RNase H
RNA
cleavage site
Phosphate
binding pocket
ASO/RNA duplex
Yellow spheres represent ‘S’ atoms
RNase H1
Phosphate Binding
Pocket
R179
I239
N240
W225
Rp
Sp
Sp
T181
S223
3’
5’
ASO
RNA
Scissile
Phosphate

23

Importance of controlling stereochemistry (Rp) (Sp) Top view Side view Yellow spheres represent ‘S’ atomsPS: Phosphorothioate Number of PS linkages in oligonucleotide backbone No. diastereomers 80T 60T 40T 20T 30B 22M 12M 2M 1M 500K 0 0 10 20 30 40 50 Antisense, exon skipping, ssRNAi ADAR oligonucleotide CRISPR guide Stereochemical diversity Exponential diversity arises from uncontrolled stereochemistry

Continuous Learning PRISM platform enables rational drug design Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nat Biotechnol. 2017;35:845-851.

Optimizing potency and durability across multiple tissues

CNS

Malat1 Transcript Knockdown in Mice
10 Weeks after single 100 µg ICV injection


Malat1 Transcript Knockdown (Percentage of control)
1.0
0.5
0.0
PBS
Ctx
Str
Cb
Hp
SC

Eye

MALAT1 Knockdown in Non-Human Primates
Single 450 µg IVT injection


Retina
MALAT1 RNA Remaining MALAT1/GAPDH
150
100
50
1 week
8 weeks
16 weeks
PBS
Stereopure

Liver

Knockdown of Serum APOC3 Protein Levels in Mice
Two 5 mg/kg SC injections on Days 1&3


APOC3 Protein (Relative to PBS)
2.0
1.5
1.0
0.5
0.0
0
1
2
3
4
5
6
7
8
9
10
Time (weeks)
Stereorandom
Stereopure

Data represented in this slide from *in vivo* studies. CNS: Central nervous system; PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord. ICV = intracerebral; IVT = intravitreal; IV = intravenous; SC= subcutaneous.

26

ADAR-mediated RNA editing

ADAR editing

ADAR editing: A promising new therapeutic modality for treatment of genetic diseases

Potential benefits versus gene editing

- Ability to use endogenous proteins (e.g. ADAR)
- Ease of delivery
- Titratable, repeatable dosing
- Reversible effects, avoids potential long-term risks associated with permanent off-target DNA editing

A-to-I(G) RNA editing opportunity is significant

- Nearly half of known human genetic pathogenic SNPs are G-to-A mutations[1]
- Tens of thousands of potential disease variants A-to-I(G) editing could target[2]

ADAR
(adenosine deaminases acting on RNA)


a

- Endogenous proteins that catalyze A-to-I RNA editing
- Upon translation, I recognized as G, leading to A-to-G editing

Pathogenic human SNPs by base pair corrections


A-to-C
C-to-A
A-to-T
C-to-G
C-to-T
A-to-G
~48%

>32,000 pathogenic human SNPs[1]

WAVE LIFE SCIENCES

SNP: single nucleotide polymorphism   A: Adenosine   I: Inosine   G: Guanosine
[1] Gaudeli NM et al. *Nature* (2017). [2] ClinVar database

28

ADAR editing can be used for several therapeutic applications and supplement Wave’s existing modalities Silence protein expression Reduce levels of toxic mRNA/protein ü ü Alter mRNA splicing Exon skipping/inclusion/ restore frame ü ü Fix nonsense mutations that cannot be splice-corrected Restore protein expression ü Fix missense mutations that cannot be splice-corrected Restore protein function ü Modify amino acid codons Alter protein function ü Remove upstream ORF Increase protein expression ü Strategy Therapeutic Application Silencing Splicing ADAR Editing Treatment Modality I (G): ADAR converts A>I, I is recognized as G by all cellular machinery; ADAR: Adenosine Deaminase Acting on RNA; ORF: Open reading frame ADAR editing

ADAR editing

Using PRISM to unlock ADAR-mediated RNA editing

Structure of ADAR deaminase domain bound to dsRNA substrate


Target mRNA
Oligonucleotide

- ADAR makes multiple contacts with oligonucleotide backbone, sugar and bases
- Using PRISM platform, rationally designed and screened oligonucleotides to optimize:
  - 2' sugar chemistry
  - Backbone chemistry and stereochemistry
  - Size and structure
  - Modified nucleobases

~1,000 RNA editing oligonucleotides tested over the last year to develop SAR for editing format

WAVE LIFE SCIENCES

Structure adapted from Matthews et al., Nat Struct Mol Biol. (2016); SAR = structure-activity relationship; ADAR: Adenosine Deaminase Acting on RNA; dsRNA = double-stranded RNA

30

Wave platform Advantages of Wave ADAR-mediated RNA-editing platform Fully chemically modified to increase stability in vivo Chirally-controlled backbone to maximize in vitro activity GalNAc-conjugated for targeted delivery into liver No requirement for AAV / nanoparticles No immunogenicity from exogenous proteins Reduced off-target effects1 1Chen et al. Biochemistry 2019 Building RNA-editing capability for PRISM platform ADAR editing Chemically modified Simplified Delivery Endogenous ADAR

NHP Hepatocytes Human Hepatocytes In vitro RNA editing demonstrated in non-human primate and human hepatocytes NHP: non-human primate; ACTB: Beta-actin; nd= not determined Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target site was amplified by PCR. Potent, dose-dependent RNA editing demonstrated via free uptake with GalNAc-conjugated stereopure oligonucleotides ACTB 1 ACTB 2 ACTB 3 ACTB 1 ACTB 2 ACTB 3 ADAR editing

ADAR editing

First non-human primate RNA editing

In vivo – NHP


% Actin A→G Editing
100
75
50
25
0
Up to ~50% editing efficiency
n=6
ACTB 1
ACTB 2
ACTB 3

Baseline | **Post-treatment**


T A G
ACTB 2
T G G
ACTB 2

Liver biopsies conducted at baseline and 2 days post last dose
RNA-editing efficiencies of up to 50% with GalNAc conjugate in liver of NHP

WAVE LIFE SCIENCES

NHP – non-human primate; ACTB: Beta-actin; Left: 5mg/kg SC: Day 1,2,3,4,5; Liver Biopsy for mRNA (ACTB Editing) & eASO Exposure: Day 7 Right: % Editing quantified from Sanger sequencing using EditR program.

33

RNA-editing design applicable across targets Data presented at 1st International Conference on Base Editing – Enzymes and Applications (Deaminet 2020); See poster for full dataset Editing achieved across several distinct RNA transcripts Supports potential for technology to be applied across variety of disease targets Additional in vivo ADAR-mediated RNA-editing data and first ADAR editing program expected to be announced in 2020 In vitro RNA Editing in Primary Human Hepatocytes ADAR editing

Ophthalmology

Ophthalmology

Stereopure oligonucleotides for inherited retinal diseases (IRDs)

Wave ophthalmology opportunity

- Oligonucleotides can be administered by intravitreal (IVT) injection; targeting twice per year dosing
- Stereopure oligonucleotides open novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response

Successful targeting of *MALAT1* is a surrogate for an ASO mechanism of action

- Widely expressed in many different cell types
- Only expressed in the nucleus


D
C
B
E
A
H
F
G

Intravitreal injection

Sources: Daiger S, et al. *Clin Genet*. 2013;84:132-141. Wong CH, et al. *Biostatistics*. 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. *Prog Retin Eye Res*. 2018;62:1–23. Daiger S, et al. *Cold Spring Harb Perspect Med*. 2015;5:a017129. Verbakel S, et al. *Prog Retin Eye Res*. 2018:66:157-186.; Short, B.G.; *Toxicology Pathology*, Jan 2008.

36

Ophthalmology

Stereopure compound induces potent and durable *MALAT1* knockdown in the eye

~50% *MALAT1* knockdown at 9 months

In vivo **duration of effect in the mouse retina**



****
***
250
200
150
100
50
0
Malat1 Expression (%)
12
20
36
12
20
36
12
20
36
12
20
36
Time (weeks)
PBS
NTC
Compound-1
Compound-2

>90% knockdown of *MALAT1* maintained for 4 months

In vivo **duration of effect in the NHP retina**



150
100
50
0
Percentage mRNA Remaining
(MALAT1/SFRS9_MfGAPDH_MfPPIB)
1 week
2 months
4 months
PBS
Compound-1

Mouse: Compound or PBS (1 x 50 mg IVT) was delivered to C57BL6 mice. Relative percentage of Malat1 RNA in the posterior of the eye (retina, choroid, sclera) to PBS-treated mice is shown at 12, 20 and 36 weeks post-single injection. Statistics: Compound-2 Malat1 levels are significantly different from NTC at 36 weeks ***, P<0.001; **** P<0.0001, respectively. PBS = phosphate buffered saline; NTC= chemistry matched non-targeting control; Compound-1 and Compound-2 are stereopure MALAT1-targeting antisense oligonucleotide. NHP: Oligonucleotide or PBS (1 x 450 µg IVT) was delivered to NHP. Relative percentage of *MALAT1* RNA in the retina to PBS-treated is shown at 1 week, 2 and 4 months, post-single injection. Compound-1 is a stereopure *MALAT1*-RNA-targeting antisense oligonucleotide.

WAVE LIFE SCIENCES

37

Ophthalmology

Usher Syndrome Type 2A: a progressive vision loss disorder

- Autosomal recessive disease characterized by hearing loss at birth and progressive vision loss beginning in adolescence or adulthood
- Caused by mutations in USH2A gene (72 exons) that disrupt production of usherin protein in retina, leading to degeneration of the photoreceptors
- No approved disease-modifying therapies
- **~5,000 addressable patients in US**



Vitreous
Retina
Photoreceptors
Rod Cell
Cone Cell
Usherin
Normal mRNA
Exon 11
Exon 12
Exon 13
Exon 14
mRNA:
Usher Syndrome Type 2A
2299del G
Stop codon gained
Therapeutic Strategy: Productive Skipping (Exon 13)
In-frame junction
Non-Productive Skipping (Exons 12 and 13)
Stop codon gained from frame shift
Exon 15

Oligonucleotides that promote USH2A exon 13 skipping may restore production of functional usherin protein

WAVE LIFE SCIENCES

Sources: Boughman et al., 1983. *J Chron Dis.* 36:595-603; Seyedahmadi et al., 2004. *Exp Eye Res.* 79:167-173; Liu et al., 2007. *Proc Natl Acad Sci USA* 104:4413-4418.

38

Ophthalmology

Potent USH2A exon 13 skipping with stereopure compound in *vitro* and *ex vivo*

Enhanced potency over a stereorandom reference compound (*in vitro*)



100
80
60
40
20
0
Percentage Exon Skipping
Reference Compound
Compound-1
EC50=8.73 µM
EC50=2.20 µM
0.11
1
10
100
Concentration (µM)



Retina Excision
Retina Sectioning

Target engagement in NHP and human retinas (*ex vivo*)



Percentage Exon Skipping
100
75
50
25
10
0
20
20
10
5
1 [µM]
PBS
NTC
Compound-1
NHP
Percentage Exon 13 Skipping
100
75
50
25
0
20
20
10 [µM]
PBS
NTC
Compound-1
Human

WAVE LIFE SCIENCES

Left: Compounds were added to Y79 cells under free-uptake conditions. Exon skipping was evaluated by Taqman assays. *USH2A* transcripts were normalized to *SRSF9*. Data are mean±s.d., n=2. Reference Compound: van Diepen *et al.* 2018. Antisense oligonucleotides for the treatment of eye disease. W02018055134A1. Compound-1 is a stereopure antisense oligonucleotide. Right: Whole NHP and human eyes were enucleated (n=4 and n=2, respectively) and compounds (1–20 µM) were added to extracted retinas under free-uptake conditions. Exon skipping was evaluated by 48 hrs later by Taqman assays on RNA. USH2A transcript levels were normalized to SRSF9. Data presented are mean± s.e.m.

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Ophthalmology

Allele-selective reduction of SNP-containing allele for adRP associated with Rhodopsin P23H mutation

- **Retinitis pigmentosa (RP)**: group of rare, genetic eye disorders resulting in progressive photoreceptor cell death and gradual functional loss; currently no cure
- ~10% of US autosomal dominant RP cases are caused by the P23H mutation in the rhodopsin gene (RHO)
- Mutant P23H rhodopsin protein is thought to misfold and co-aggregate with wild-type rhodopsin, resulting in a gain-of-function or dominant negative effect in rod photoreceptor cells

Stereorandom


Rho-Wt
RhoP23H
Relative RhoP23H -Luc (vs H2O)
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]

Stereopure


Rho-Wt
RhoP23H
125
100
75
50
25
0
0.01
0.1
1
10
Concentration [nM]

In vivo

Collaborations in place for evaluation in transgenic human Rho P23H pig model

WAVE LIFE SCIENCES

Ferrari et al., *Current Genomics.* 2011;12:238-249.; Reporter assays on a Wave stereopure sequence as well as a sequence described in WO2016138353A1: ASO and luciferase reporter plasmids (wild-type and mutant rhodopsin) are transfected into Cos7 cells. 48-hours later, cells are harvested, and relative luminescence is measured.

40

Anticipated upcoming Wave milestones

NEUROLOGY

Huntington's disease

- **4Q 2020**: Initiate clinical development with CTA filing of SNP3 program
- **1Q 2021**: PRECISION-HD2 data from 32 mg cohort and data from OLE trial
- **1Q 2021**: PRECISION-HD1 data, including 32 mg cohort, and data from OLE trial

ALS and FTD

- **4Q 2020**: Initiate clinical development with CTA filing of C9orf72 program in ALS and FTD

PRISM

ADAR editing

✓ *In vivo* ADAR-mediated RNA editing data

- **August 2020**: Additional *in vivo* ADAR editing data at Research webcast
- **2020**: Announce first ADAR editing program

PRISM platform updates in 2020

- Research webcast to be held August 25

ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; CTA: clinical trial application; OLE: open-label extension

WAVE LIFE SCIENCES

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Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827